UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2012 (January 9, 2012)

GT ADVANCED TECHNOLOGIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

20 Trafalgar Square
Nashua, New Hampshire 03063
(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On January 10, 2013, GT Advanced Technologies Inc. (the “Company”) announced its plan to cease operations at its Hazelwood, Missouri facility (the “Hazelwood Facility”).  The Company conducts certain of its HiCz™ development at this facility and plans to transition this activity to its Merrimack, New Hampshire facility. The idling of the Hazelwood Facility is part of the Company’s effort to reduce costs and optimize its research and development activities.  The idling of the Hazelwood Facility is expected to be completed on or before March 31, 2013.  In connection with this action, the Company expects to terminate the employment of approximately 35 employees at the Hazelwood facility at various dates through March 31, 2013.

As a result of the planned idling of the Hazelwood Facility, the Company expects to incur charges that are principally the result of: (i) lease exit costs and (ii) non-cash impairment charges as a result of writing down certain assets associated with the Hazelwood Facility.  At the time of the filing of this Current Report on Form 8-K, the Company is unable, in good faith, to make a determination of the amount or estimated range of amounts of the foregoing charges or the amount or range of amounts that that will result in future cash expenditures as a result thereof.  The Company expects to incur these charges in the fourth quarter of fiscal 2012 and in fiscal 2013.

On January 10, 2013, the Company issued a press release announcing the planned idling of its Hazelwood Facility. The press release is attached hereto as Exhibit 99.1.

ITEM 5.02  DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 10, 2013, the Company announced that the position held by David Gray, the Company’s Chief Strategy and New Business Officer and a named executive officer, will be eliminated effective as of the close of business on January 25, 2013.

On January 10, 2013, the Company issued a press release announcing the elimination of Mr. Gray’s position.  The press release is also attached hereto as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE.

In accordance with General Instruction B.2. to Form 8-K, the information in Item 2.05 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On January 10, 2013, the Company issued a press release announcing the planned idling of its Hazelwood Facility. The press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated January 10, 2013 regarding the idling of the Hazelwood Facility and the elimination of Mr. Gray’s position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.

/s/ Hoil Kim
Date: January 10, 2013	By:	Hoil Kim
	Its:	Vice President, Chief Administrative Officer, General Counsel and Secretary